INVENTORIES	12 Months Ended
Dec. 31, 2015
INVENTORIES
INVENTORIES

4. INVENTORIES

        Inventories consisted of the following (dollars in millions):

	December 31,
	2015	2014
Raw materials and supplies	$389	$508
Work in progress	125	96
Finished goods	1,221	1,494

Total	1,735	2,098
LIFO reserves	(43)	(73)

Net inventories	$1,692	$2,025

        For both December 31, 2015 and 2014, approximately 9% of inventories were recorded using the LIFO cost method.